Exhibit 99.2 Project Sprint Lender Presentation October 2019 Highly Confidential Exhibit 99.2 Project Sprint Lender Presentation October 2019 Highly Confidential

Important Notice to Recipients THIS CONFIDENTIAL PRESENTATION CONTAINS MATERIAL NON-PUBLIC INFORMATION CONCERNING MCDERMOTT INTERNATIONAL, INC., ITS AFFILIATES, OR THEIR RESPECTIVE SECURITIES (COLLECTIVELY, “COMPANY SECURITIES”). BY ACCEPTING THIS CONFIDENTIAL PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION (AND TO REFRAIN FROM TRADING IN COMPANY SECURITIES, AS APPROPRIATE) IN ACCORDANCE WITH ITS COMPLIANCE POLICIES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. You should rely only on the information contained in this confidential presentation (this “presentation”) and the documents that McDermott International, Inc. (“McDermott,” the “Company,” “we” or “us”) provides you in response to your specific information requests. Neither we nor the placement agent has authorized any other person to provide you with different information. If anyone provides you with different information, you should not rely on it. This presentation is intended solely for the benefit of selected prospective investors. Any further distribution or reproduction of this presentation, in whole or in part, or the disclosure of any of its contents other than to such prospective investors and those persons retained to advise them with respect thereto, is prohibited. Neither we nor the placement agent is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. You should assume the information appearing in this presentation is accurate only as of the date on the front cover of this presentation. Our business, financial condition, results of operations and prospects may have changed since that date. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and the potential transaction and does not purport to be all- inclusive or to contain all of the information that lenders may consider material or desirable in making decisions to participate in a financing transaction with the Company. Each recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to participate in such a transaction. We will make available, prior to the completion of the transaction, the opportunity to ask questions of and receive answers from our representatives concerning us and our business and additional related information. Any offering of securities pursuant to the transaction contemplated hereby has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Any such offering would be a private offering only to certain accredited investors and qualified institutional buyers. Therefore, we believe that any such offering and sale of securities would be exempt from registration under the Securities Act and state securities laws. The recipient acknowledges that it has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type, and in investing in securities of entities similar to the Company, and is capable of evaluating the merits and risks of such investment and protecting the recipient’s interest in connection with the acquisition of any securities of the Company. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any other federal or state securities commission or regulatory authority has passed upon the merits of or given its approval to any of the securities that may be offered or the terms of any offering thereof, nor has any such authority passed upon the accuracy or completeness of this presentation or any related information. The SEC has not made an independent determination that any offering of securities by the Company would be exempt from registration. Any representation to the contrary is a criminal offense. 2 Highly Confidential Important Notice to Recipients THIS CONFIDENTIAL PRESENTATION CONTAINS MATERIAL NON-PUBLIC INFORMATION CONCERNING MCDERMOTT INTERNATIONAL, INC., ITS AFFILIATES, OR THEIR RESPECTIVE SECURITIES (COLLECTIVELY, “COMPANY SECURITIES”). BY ACCEPTING THIS CONFIDENTIAL PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION (AND TO REFRAIN FROM TRADING IN COMPANY SECURITIES, AS APPROPRIATE) IN ACCORDANCE WITH ITS COMPLIANCE POLICIES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. You should rely only on the information contained in this confidential presentation (this “presentation”) and the documents that McDermott International, Inc. (“McDermott,” the “Company,” “we” or “us”) provides you in response to your specific information requests. Neither we nor the placement agent has authorized any other person to provide you with different information. If anyone provides you with different information, you should not rely on it. This presentation is intended solely for the benefit of selected prospective investors. Any further distribution or reproduction of this presentation, in whole or in part, or the disclosure of any of its contents other than to such prospective investors and those persons retained to advise them with respect thereto, is prohibited. Neither we nor the placement agent is making an offer to sell any securities in any jurisdiction where the offer or sale is not permitted. You should assume the information appearing in this presentation is accurate only as of the date on the front cover of this presentation. Our business, financial condition, results of operations and prospects may have changed since that date. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and the potential transaction and does not purport to be all- inclusive or to contain all of the information that lenders may consider material or desirable in making decisions to participate in a financing transaction with the Company. Each recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to participate in such a transaction. We will make available, prior to the completion of the transaction, the opportunity to ask questions of and receive answers from our representatives concerning us and our business and additional related information. Any offering of securities pursuant to the transaction contemplated hereby has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Any such offering would be a private offering only to certain accredited investors and qualified institutional buyers. Therefore, we believe that any such offering and sale of securities would be exempt from registration under the Securities Act and state securities laws. The recipient acknowledges that it has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type, and in investing in securities of entities similar to the Company, and is capable of evaluating the merits and risks of such investment and protecting the recipient’s interest in connection with the acquisition of any securities of the Company. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any other federal or state securities commission or regulatory authority has passed upon the merits of or given its approval to any of the securities that may be offered or the terms of any offering thereof, nor has any such authority passed upon the accuracy or completeness of this presentation or any related information. The SEC has not made an independent determination that any offering of securities by the Company would be exempt from registration. Any representation to the contrary is a criminal offense. 2 Highly Confidential

Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, McDermott cautions that statements made in, or in connection with, this presentation which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of McDermott. These forward-looking statements include, among other things, cash flow forecasts and other financial projections and statements about near-term liquidity challenges, long-term value creation opportunities, timing and anticipated proceeds from sales of businesses, 2019 focus areas, project milestones and percentage of completion, expected timetables and expected profitability of projects discussed herein, increased opportunities in the market, backlog or remaining performance obligations, bids and change orders outstanding, target projects and revenue opportunity pipeline, to the extent these may be viewed as indicators of future revenues or profitability, expected debt maturities, our assessments and beliefs with respect to the legacy Focus Projects of CB&I, our beliefs with respect to the benefits of the business combination with CB&I (the “Combination”), integration progress and long-term prospects, and expected value to be realized from cost synergies identified following the Combination. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: adverse changes in the markets in which McDermott operates or credit or capital markets; the inability of McDermott to execute on contracts in backlog successfully; changes in project design or schedule; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by customers and other business counterparties of McDermott; changes in industry norms; negotiations with third parties with respect to the sales of the Lummus Technology, storage tank and pipe fabrication businesses; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see McDermott's filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. This presentation reflects the views of McDermott's management as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement. 3 Highly Confidential Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, McDermott cautions that statements made in, or in connection with, this presentation which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of McDermott. These forward-looking statements include, among other things, cash flow forecasts and other financial projections and statements about near-term liquidity challenges, long-term value creation opportunities, timing and anticipated proceeds from sales of businesses, 2019 focus areas, project milestones and percentage of completion, expected timetables and expected profitability of projects discussed herein, increased opportunities in the market, backlog or remaining performance obligations, bids and change orders outstanding, target projects and revenue opportunity pipeline, to the extent these may be viewed as indicators of future revenues or profitability, expected debt maturities, our assessments and beliefs with respect to the legacy Focus Projects of CB&I, our beliefs with respect to the benefits of the business combination with CB&I (the “Combination”), integration progress and long-term prospects, and expected value to be realized from cost synergies identified following the Combination. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: adverse changes in the markets in which McDermott operates or credit or capital markets; the inability of McDermott to execute on contracts in backlog successfully; changes in project design or schedule; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by customers and other business counterparties of McDermott; changes in industry norms; negotiations with third parties with respect to the sales of the Lummus Technology, storage tank and pipe fabrication businesses; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see McDermott's filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. This presentation reflects the views of McDermott's management as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement. 3 Highly Confidential

Non-GAAP Disclosures This presentation includes several “non-GAAP” financial measures, as defined under Regulation G of the U.S. Securities Exchange Act of 1934, as amended. McDermott reports its financial results in accordance with U.S. generally accepted accounting principles, but the company believes that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of its ongoing operations and are useful for period-over-period comparisons of those operations. The non-GAAP measures in this presentation include EBITDA, Adjusted EBITDA, and Free Cash Flow. These non-GAAP financial measures should be considered as supplemental to, and not as a substitute for or superior to, the financial measures prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are provided in the Financial Appendix to this presentation. 4 Highly Confidential Non-GAAP Disclosures This presentation includes several “non-GAAP” financial measures, as defined under Regulation G of the U.S. Securities Exchange Act of 1934, as amended. McDermott reports its financial results in accordance with U.S. generally accepted accounting principles, but the company believes that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of its ongoing operations and are useful for period-over-period comparisons of those operations. The non-GAAP measures in this presentation include EBITDA, Adjusted EBITDA, and Free Cash Flow. These non-GAAP financial measures should be considered as supplemental to, and not as a substitute for or superior to, the financial measures prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are provided in the Financial Appendix to this presentation. 4 Highly Confidential

Financial Forecasts Disclaimer The estimates and assumptions underlying the forecast financial information presented below (the “Forecast Information”) are inherently uncertain and, although considered reasonable by the management of McDermott, as of the date of the preparation of the Forecast Information, are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the Forecast Information, including, among other things, the matters described in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in McDermott’s annual report on Form 10-K for the year ended December 31, 2018 and subsequently filed quarterly reports on Form 10-Q. Accordingly, there can be no assurance that the Forecast Information will be indicative of the future performance of the Company or that actual results will not differ materially from those presented in the Forecast Information. Inclusion of the Forecast Information in this document should not be regarded as a representation by any person that the results reflected in the Forecast Information will be achieved. The Forecast Information should not be relied on as indicative of future results, and readers of this document are cautioned not to place undue reliance on this information. The Forecast Information assumes the successful implementation of our business strategy. No assurance can be given that our strategy will be effective. In addition, recipients of this presentation should understand that the degree of uncertainty increases with each successive period presented. The Forecast Information has not been prepared with a view towards public disclosure or complying with the guidelines established by the American Institute of Certified Public Accountants or the SEC’s published guidelines. McDermott’s independent public accountants have not examined, compiled, reviewed or performed any procedures with respect to the Forecast Information, and, accordingly, assume no responsibility for the Forecast Information. No independent expert has reviewed the Forecast Information. McDermott does not intend to update or otherwise revise the Forecast Information, including any revisions to reflect events or circumstances existing or arising after the date of this document, or to reflect the occurrence of unanticipated events, even if any or all the underlying assumptions are not realized. Furthermore, McDermott does not intend to update or revise the Forecast Information to reflect changes in general economic or industry conditions. The inclusion of the Forecast Information should not be regarded as a representation by McDermott or any other person that the results reflected in the Forecast Information will be achieved. Recipients are cautioned not to place undue reliance on the projected results and should make their own independent assessment of McDermott’s future results of operations, cash flows and financial condition. 5 Highly Confidential Financial Forecasts Disclaimer The estimates and assumptions underlying the forecast financial information presented below (the “Forecast Information”) are inherently uncertain and, although considered reasonable by the management of McDermott, as of the date of the preparation of the Forecast Information, are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the Forecast Information, including, among other things, the matters described in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in McDermott’s annual report on Form 10-K for the year ended December 31, 2018 and subsequently filed quarterly reports on Form 10-Q. Accordingly, there can be no assurance that the Forecast Information will be indicative of the future performance of the Company or that actual results will not differ materially from those presented in the Forecast Information. Inclusion of the Forecast Information in this document should not be regarded as a representation by any person that the results reflected in the Forecast Information will be achieved. The Forecast Information should not be relied on as indicative of future results, and readers of this document are cautioned not to place undue reliance on this information. The Forecast Information assumes the successful implementation of our business strategy. No assurance can be given that our strategy will be effective. In addition, recipients of this presentation should understand that the degree of uncertainty increases with each successive period presented. The Forecast Information has not been prepared with a view towards public disclosure or complying with the guidelines established by the American Institute of Certified Public Accountants or the SEC’s published guidelines. McDermott’s independent public accountants have not examined, compiled, reviewed or performed any procedures with respect to the Forecast Information, and, accordingly, assume no responsibility for the Forecast Information. No independent expert has reviewed the Forecast Information. McDermott does not intend to update or otherwise revise the Forecast Information, including any revisions to reflect events or circumstances existing or arising after the date of this document, or to reflect the occurrence of unanticipated events, even if any or all the underlying assumptions are not realized. Furthermore, McDermott does not intend to update or revise the Forecast Information to reflect changes in general economic or industry conditions. The inclusion of the Forecast Information should not be regarded as a representation by McDermott or any other person that the results reflected in the Forecast Information will be achieved. Recipients are cautioned not to place undue reliance on the projected results and should make their own independent assessment of McDermott’s future results of operations, cash flows and financial condition. 5 Highly Confidential

Table of Contents I. Near-Term Liquidity Challenges II. Long-Term Value Creation Opportunity III. Deleveraging Opportunities from Technology Business and Other Sales Appendix Highly Confidential Table of Contents I. Near-Term Liquidity Challenges II. Long-Term Value Creation Opportunity III. Deleveraging Opportunities from Technology Business and Other Sales Appendix Highly Confidential

I. Near-Term Liquidity Challenges Highly Confidential I. Near-Term Liquidity Challenges Highly Confidential

Financing Case Forecast – Next 18 Months

$ in millions

Backlog



$30,000
$24,000
$18,000
$12,000
$6,000
$ -
~$20 billion of expected new bid wins in next 15 months driving backlog growth
$20,778
$20,031
$20,031
$24,381
$25,073
3Q19E
4Q19E
2H19E
1H20E
2H20E

Revenue



$8,000
$6,400
$4,800
$3,200
$1,600
$ -
$2,292
$2,869
$5,161
$5,926
$6,548
3Q19E
4Q19E
2H19E
1H20E
2H20E

Adjusted EBITDA[1]



$800
$640
$480
$320
$160
$ -
($160)
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
(4.0%)
EBITDA growth substantial in 2H'20, with margin improvement as legacy focus projects roll off
($42)
(1.8%)
$241
8.4%
$199
3.9%
$351
5.9%
$624
9.5%
3Q19E
4Q19E
2H19E
1H20E
2H20E
Adj. EBITDA
Margin %

Net Income[2]



$300
$150
$ -
($150)
($300)
($450)
($280)
($40)
($319)
($49)
$208
3Q19E
4Q19E
2H19E
1H20E
2H20E

See the Appendix for EBITDA and Adjusted EBITDA reconciliations
Note: Figures shown prior to impact of new superpriority financing
1) Adjustments from EBITDA to Adj. EBITDA include $50mm in H2'19 and $7mm in each of H1-H2'20
2) Prior to accretion of & dividends on redeemable preferred stock

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EVERCORE
8

Financing Case Forecast – Next 18 Months (Cont'd)

$ in millions

- Combination of free cash flow losses and net LC posting requirements results in liquidity trough in Q2'20

Free Cash Flow



$400
$ -
($400)
($800)
($1,200)
($1,600)
($86)
($626)
($711)
($172)
$121
3Q19E
4Q19E
2H19E
1H20E
2H20E

Net Incremental LC Usage



Includes LC postings on 2 projects of $375 million
$600
$400
$200
$ -
($200)
($400)
$199
($67)
$133
$390
($143)
3Q19E
4Q19E
2H19E
1H20E
2H20E

Memo:					
Gross issuance on identified projects	$251	$182	$433	$561	$350
Gross rolloff on identified projects	(88)	(278)	(366)	(231)	(517)
Other net incremental issuance	36	30	66	61	24
Net incremental LC usage	**$199**	**($67)**	**$133**	**$390**	**($143)**

See the Appendix for Free Cash Flow reconciliation
Note: Figures shown prior to impact of new superpriority financing

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EVERCORE

9

FY19 Financing Case Forecast vs. Guidance

$ in millions

Revenue



$9,600
$9,480
$9,360
$9,240
$9,120
$9,000
$9,500
$9,509
FY 2019
2019 Guidance
Financing Case

- 2019 Revenue in line with latest guidance

Adjusted EBITDA



$750
$600
$450
$300
$150
$ -
$725
$474
FY 2019
2019 Guidance
Financing Case

- 2019 Adj. EBITDA ~$250mm below latest guidance
- Driven primarily by potential incremental charges on:
  - Cameron
  - Freeport
  - Certain other projects

Free Cash Flow



$ -
($400)
($800)
($1,200)
($1,600)
($2,000)
($640)
($1,194)
FY 2019
2019 Guidance
Financing Case

- 2019 FCF ~$550mm below latest guidance
- Driven primarily by:
  - Cash flow impact of potential incremental charges
  - More conservative assumptions on future working capital management

Note: The Company formally establishes a corporate 5-year forecast twice a year and revises the 2-year forward quarterly outlook periodically throughout the year. The Public Guidance represents the Company's latest official corporate forecast and the Financing Case represents an illustrative scenario relevant for this financing process

Note: Figures shown prior to impact of new superpriority financing

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EVERCORE

10

2H'19 Financing Case Forecast – Bridge from Public Guidance

$ in millions

2H 2019 Adj. EBITDA



Q3 2019 Potential Adjustments[1]
$449
($80)
($33)
($62)
($5)
($70)
$199
Public Guidance
Cameron Charge
Freeport Charge
Other Project Adjustments
Other
Q4 Unallocated Project Adj
Financing Case

Potential Adjustments

- ($175)[1] potential adjustments on certain projects (primarily NCSA) in Q3 2019E
- ($70) potential adjustments on projects in Q4 2019E
  - Specific project downsides not identified

2H 2019 FCF



($158)
($50)
($20)
($80)
($107)
($301)
$5
($711)
Public Guidance
Cameron Charge
Freeport Charge
Other Project Adjustments
Possible Delay in Project Award
Unrealized NWC Improvement
Other
Financing Case

Potential Adjustments

- ($150) negative adjustment in Q4 2019E, driven by flow-through of Q3 EBITDA project adjustments
- ($107) adjustment from possible delay of a project award, resulting in loss of advance payment
- ($301) adjustment for unrealized working capital improvement

Note: The Company formally establishes a corporate 5-year forecast twice a year and revises the 2-year forward quarterly outlook periodically throughout the year. The Public Guidance represents the Company's latest official corporate forecast and the Financing Case represents an illustrative scenario relevant for this financing process
Note: Figures shown prior to impact of new superpriority financing
1) Incremental project adjustments of ($35) are now expected

EVERCORE 11
Highly Confidential

Cameron and Freeport Update

Cameron LNG



Cameron LNG Site (Hackberry, LA)

Cumulative POC (as of Q2 2019): 93%[1]

Targeted Substantial Completion:

- Train 1 – Q3 2019
- Train 2 – Q1 2020
- Train 3 – Q3 2020

Current Contract Value: $6.9 billion ($3.4 billion at MDR level)

- Backlog roll-off Q3 2019 onwards – $224 million (at MDR level)

Total Costs at Completion: $8.6 billion ($4.3 billion at MDR level)[2]

LCs in Place (at MDR level): $400 million

Cash Flows (at MDR level):

- Q3 2019 – ($103) million
- Q4 2019 – ($125) million
- 2020 and forward – ($134) million[3]

Capacity: 13.83 MTPA[4]

Cost per Million Tons: ~$636M / MTPA

Overall Cost Forecast Summary *(as of 8/31/19, in millions, at MDR level)*	Actual thru Aug 19	Est. Remaining to Go	Est. at Completion
Total	$4,026	$266	$4,293

Freeport LNG



Freeport LNG LQF Site (Freeport, TX)

Cumulative POC (as of Q2 2019): 95%[1]

Targeted Substantial Completion:

- Train 1 – Q3 2019
- Train 2 – Q1 2020
- Train 3 – Q2 2020

Current Contract Value: $7.5 billion ($3.4 billion at MDR level)

- Backlog roll-off Q3 2019 onwards – $185 million (at MDR level)

Total Costs at Completion: $8.2 billion ($3.7 billion at MDR level)[2]

LCs in Place (at MDR level): $245 million

Cash Flows (at MDR level):

- Q3 2019 – ($63) million
- Q4 2019 – ($32) million
- 2020 – ($65) million

Capacity: 13.92 MTPA[4]

Cost per Million Tons: ~$589M / MTPA[5]

Overall Cost Forecast Summary *(as of 8/31/19, in millions, at MDR level)*	Actual thru Aug 19	Est. Remaining to Go	Est. at Completion
Total	$3,550	$112	$3,661

1) Represents the cumulative percentage of completion ("POC"), which includes progress achieved prior to the Combination.
2) Represents total costs to complete as of 3Q19 forecast. The delta between the current contract value and total costs to complete represents the total loss on the contract. McDermott's proportional share of the cumulative loss to date has already been recognized in our financial results.
3) ($134) million of 2020 and forward cashflows does not include the cashflow impact of the $70 million of additional incentives now expected to be recognized in Q3'19.
4) Represents the guaranteed contractual production rate for all three trains.
5) Total costs per million tons cited include costs for Freeport Trains 1 & 2 and Freeport Train 3, which are performed by two separate consortiums. Total costs to complete the Freeport Trains 1 & 2 project includes the construction of a sizeable non-producing common area to support all three trains.

Highly Confidential

EVERCORE

12

Framing the Quantum of Financing Need

$ in millions

- The Company's minimum liquidity requirement is ~$1 – 1.25 billion as of any quarter-end
- The Financing Case model shows liquidity trough in Q2'20 of negative $174 million
  - Further, the Company will need to post $324 million of net incremental LCs through Q2'20
- Sizing also assumes ~$200 million of fees, expenses, and interest burden on new financing through mid-2020 trough
- Implies ~$1.4 billion cash need to fund trough, in addition to ~$325 million of additional LC capacity

Bridge to Financing Need



~$1.7 billion combined cash + LC financing need
$1,698
$1,000
$500
$ -
($500)
($1,000)
$1,000
($174)
($324)
($200)
Target Liquidity
Trough Liquidity at Q2'20
Incremental LC Need at Trough
Fees / Expenses / Incremental Debt Service
Financing Need

Note: Fees/expenses/debt service shown are a high-level proxy for the impact of new superpriority financing

Highly Confidential
EVERCORE
13

Use of Proceeds Summary

$ in millions

- The Company continues to generate positive cash flow from the bulk of its contract backlog, including the Tanks and Technology businesses
- The proposed financing will fund certain negative liquidity events through the Q2'20 trough, including (per the Financing Case):
  - **Q3'19 liquidity shortfall to target level**
    - ~$280mm to bolster current liquidity to target $1.0bn level (vs. forecast Q3'19 ending liquidity of ~$720mm)
  - **Funding of CB&I legacy projects**
    - Including ~$379mm of cash outflows to fund completion of Cameron and Freeport (expected in mid-2020)
  - **Working capital swings on early-stage projects bid under the One McDermott Way standard**
  - **Additional downside cushion / risking to the forecast**
    - ~$215mm[1] of potential (but unallocated) future downside on the project portfolio
  - **Fees, expenses, and incremental debt service charges**
    - ~$200mm of assumed fees, expenses, and negative carry on new financing
- Further, the Company will need to post ~$325mm of net incremental performance LCs in excess of existing secured LC facility usage

Notable Uses of Liquidity[1] (Financing Case, Q4'19 – Q2'20)



$2,000
$1,600
$1,200
$800
$400
$0
~$65 million attributable to project charges, remainder primarily working capital-driven
$280
$255
$124
$262
$215
$200
$38
$324
$1,698
Q3'19 Liq. Shortfall
Cameron (Inc. Sublets)
Freeport (Inc. Sublets)
Other Select Projects
Unalloc. Downside
Fees / Expenses / Debt Service
Other
Net Inc. LC Usage
Total Financing Need

Note: Fees/expenses/debt service shown are a high-level proxy for the impact of new superpriority financing
1) Shown prior to $35mm incremental project adjustments per footnote on p. 11

Highly Confidential
EVERCORE
14

II. Long-Term Value Creation Opportunity Highly Confidential II. Long-Term Value Creation Opportunity Highly Confidential

Overview of Long-Term Value Creation Opportunity n With adequate liquidity supported by the requested financing, the Company expects to be able to bridge through its forecast challenges and maximize value for all stakeholders by executing on substantial mid- and long-term opportunities: „ Record backlog, now in excess of $20 billion, with the vast majority bid under McDermott’s rigorous risk management controls and expected to generate low-double digit project gross profit ● Record backlog achieved despite being in early stage of offshore sector’s cyclical recovery; further recovery in offshore sector would be a tailwind for prospective new orders „ Demonstrated industrial logic for Chicago Bridge & Iron combination, including: ● Accelerating momentum with customers driven by leading integrated onshore / offshore service offerings and global platform ● Out-performance of expected cost synergies „ Substantial free cash flow, EBITDA growth, and organic deleveraging expected beginning in 2H’20 „ Further deleveraging opportunities through monetizations of highly profitable and attractive Technology and Tanks businesses 16 Highly Confidential Overview of Long-Term Value Creation Opportunity n With adequate liquidity supported by the requested financing, the Company expects to be able to bridge through its forecast challenges and maximize value for all stakeholders by executing on substantial mid- and long-term opportunities: „ Record backlog, now in excess of $20 billion, with the vast majority bid under McDermott’s rigorous risk management controls and expected to generate low-double digit project gross profit ● Record backlog achieved despite being in early stage of offshore sector’s cyclical recovery; further recovery in offshore sector would be a tailwind for prospective new orders „ Demonstrated industrial logic for Chicago Bridge & Iron combination, including: ● Accelerating momentum with customers driven by leading integrated onshore / offshore service offerings and global platform ● Out-performance of expected cost synergies „ Substantial free cash flow, EBITDA growth, and organic deleveraging expected beginning in 2H’20 „ Further deleveraging opportunities through monetizations of highly profitable and attractive Technology and Tanks businesses 16 Highly Confidential

Highlights of the McDermott Platform

Limited Set of Focus Projects Inherited from Legacy CB&I, All of Which Are Expected to Be Completed in 2020

Remaining work represents a small portion of total backlog

Substantial Backlog (~$21 Billion[1]) of New Projects Bid under Rigorous McDermott Risk Management Procedures

New projects bid under strict One McDermott Way standard, a proven model for delivering target margins and mitigating risk

Global Leader in Petrochemical Technology

Lummus and its portfolio of proprietary technologies provides McDermott with significant competitive advantages and tangible pull-through contract opportunities (~$40 billion) for the E&C business

Lummus offers strong growth, high margins and attractive cash conversion

MCDERMOTT

Deleveraging Opportunities from Business Sales

Certain identified businesses could be monetized through a full or partial sale to materially deleverage the business

Potential to structure Lummus monetization to maintain pull-through benefits to EPC

Strong Overhead Cost Controls with $475 Million in Synergies Actioned from the CB&I Transaction Exceeding Initial Target by $125 Million

Synergies have been actioned and a significant amount have already been achieved

Leadership in Growing and Attractive Market Sectors (e.g. LNG) and Combined Company Led by Seasoned Management Team

Vertically integrated model that is levered to the international offshore upcycle and upcoming petrochemical cycle; strong management culture of risk control and client partnership makes McDermott a go-to EPC/EPCI provider for blue-chip customers

1) Total McDermott backlog of $20.5 billion (as of June 30, 2019), of which ~$18 billion has been booked since the Combination

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Highly Confidential

17

Financing Case Forecast – Long-Term $ in millions Backlog Revenue $35,000 $20,000 $31,672 $17,137 $29,783 $28,000 $16,000 $25,073 $14,303 $12,473 $20,031 $21,000 $12,000 $9,509 $14,000 $8,000 $7,000 $4,000 $ - $ - 2019 2020 2021 2022 2019 2020 2021 2022 Adjusted EBITDA Free Cash Flow $2,000 20.0% $1,200 $837 $1,704 $686 $1,600 16.0% $600 $1,297 $278 $1,200 12.0% $ - 9.9% $975 9.1% ($52) 7.8% $800 8.0% ($600) $474 $400 4.0% ($1,200) 5.0% ($1,194) $ - 0.0% ($1,800) 2019 2020 2021 2022 2019 2020 2021 2022 Adj. EBITDA Margin % Free Cash Flow Cumulative FCF Note: Figures shown prior to impact of new superpriority financing 18 Highly Confidential Financing Case Forecast – Long-Term $ in millions Backlog Revenue $35,000 $20,000 $31,672 $17,137 $29,783 $28,000 $16,000 $25,073 $14,303 $12,473 $20,031 $21,000 $12,000 $9,509 $14,000 $8,000 $7,000 $4,000 $ - $ - 2019 2020 2021 2022 2019 2020 2021 2022 Adjusted EBITDA Free Cash Flow $2,000 20.0% $1,200 $837 $1,704 $686 $1,600 16.0% $600 $1,297 $278 $1,200 12.0% $ - 9.9% $975 9.1% ($52) 7.8% $800 8.0% ($600) $474 $400 4.0% ($1,200) 5.0% ($1,194) $ - 0.0% ($1,800) 2019 2020 2021 2022 2019 2020 2021 2022 Adj. EBITDA Margin % Free Cash Flow Cumulative FCF Note: Figures shown prior to impact of new superpriority financing 18 Highly Confidential

Approach to Project Risk Management – One McDermott Way

Vertically integrated and proprietary capabilities allow McDermott to manage project risk effectively and ensure execution flexibility

Centralized Contracting and Project Execution

Bidding

- All EPCI bids, onshore and offshore, prepared by central Proposals & Estimating function
- Each bid has a qualified project manager, and the bid engineering is carried out in-house
- All individual bids are subject to a rigorous, standardized management review, including cost estimation scrutiny and project risk management (through a formal risk management procedure)
- New Board "Risk Committee" providing additional governance and oversight

✓ **Ensures optimal allocation of resources**
✓ **Consistency of approach**
✓ **Nine loss-making projects in 2013 reduced to one in 2017**

Execution

- **Assets**: Strategically positioned to address the markets most suitable for each
- **Engineering Function:** Executes engineering in-house, using global centers of excellence
- **Procurement Function:** Leverages the Procurement Global Network. Technical and commercial lessons and opportunities are shared globally with all projects
- **Fabrication Function:** Fabrication facilities operate to consistent standards and processes
- **Installation Function:** In-house execution of nearly all of a project's installation scope
- **Construction:** Flexible use of direct hire model provides heightened level of project control

✓ **Continuity of personnel, knowledge retention and lessons learned are shared across projects**
✓ **Engineering is focused on constructability**
✓ **Safety and process standardization of fabrication operations**
✓ **Certainty of project schedule**
✓ **Significant reduction in cost of non-quality**
✓ **Formation of a Board Risk Committee**

In-House Capabilities Fortify Disciplined Risk Management and Project Execution



Engineering
90% In-house
Procurement
90%-100% In-house
Construction[1]
30%-50% In-house
Installation
80%-100% In-house
Fabrication
80%-90% In-house

Superior Capabilities in Project Tendering, Estimation, Execution and Cost Controls

1) Overall strategy is to subcontract / outsource most of Construction scope outside of U.S. leveraging long-term relationships. With respect to U.S. projects, plan going forward is to modularize (where possible) and self-perform mechanical scope while sub-contract civil works and others

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Highly Confidential

McDermott's Business Model and Contract Bidding Approach Minimizes Risks

- Legacy CB&I projects were not bid to the proven McDermott standards; however, since the Combination, all projects have been bid under the strict One McDermott Way

Then – Cameron		Now – Golden Pass
Chiyoda	**Other JV Members**	Chiyoda and Zachry
✗ Did not execute	**FEED Status**	✓ Executed
14 mtpa, three trains	**Size**	16 mtpa, three trains
✗ No	**Previous worksite / Previous knowledge of site**	✓ Yes, McDermott predecessor did the original import terminal project in 2010, gained familiarity with soil conditions and site characteristics
✗ No	**Benchmarking against other Gulf Coast LNG Projects**	✓ Yes
✗ 1. Contract was bid in 2014 before current labor cost and availability issues were recognized ✗ 2. No relief for labor escalation that exceeds contract terms	**Labor Availability**	✓ 1. Contract realistically addresses the cost of current Gulf Coast labor market and includes lessons learned on Cameron ✓ 2. Some provision for cost sharing with client if craft labor escalation rate exceeds expected estimates
✗ McDermott bears 50% of risk on construction	**Risk – Construction / Productivity**	✓ Construction risk is borne by the JV Member performing its particular scope – McDermott share is well below 50%
✗ McDermott bears 50% of risk on quantity	**Risk – Quantity**	✓ Quantity increases covered by a fixed contingency amount; further amounts covered by Chiyoda
✗ Original bid was ~3.5 years; Current estimate just under 5 years for Train 1	**Schedule**	✓ Approximately 5 years for Train 1

Highly Confidential

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20

Summary of Backlog and Expected Roll-off

$ in billions

Details of $20.5 billion of Backlog as of June 30, 2019

Backlog

By End Market



Power
2% $0.5
Downstream
24%
$4.9
Offshore / Subsea
43%
$8.9
LNG
31%
$6.3

By Segment[1]



APAC
6%
$1.3
TECH
3% $0.6
MENA
32%
$6.5
NCSA
39%
$8.1
EARC
20%
$4.0

Roll-off by Year



$4.8
$3.4
$1.4
$7.4
$6.3
$1.1
$4.2
$3.8
$0.4
$4.2
$4.2
Remainder 2019
2020
2021
Thereafter
Legacy CB&I
Post Combination

History



Legacy CB&I (Non-U.S.)
4%
$0.8
Legacy CB&I (U.S.)
10%
$2.0
Post Combination
86%
$17.6
Legacy Focus Projects (i.e. Cameron LNG and Freeport LNG) represent a shrinking portion of total backlog

- Diversification of product offering (upstream, downstream and LNG) and geographic backlog underpin strategic rationale of the Combination
- Strong visibility into expected 2020 revenues, with $7.4 billion already in current backlog
- Record level of total backlog and backlog for Offshore/Subsea and LNG
- Legacy CB&I backlog (which includes the Focus Projects) is steadily diminishing as a percentage of total backlog; down to ~14% as of end of Q2 2019

1) McDermott's business segments include North, Central, and South America ("NCSA"), Europe, Africa, Russia, and Caspian ("EARC"), Middle East and North Africa ("MENA"), Asia Pacific ("APAC"), and Technology ("TECH")

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Highly Confidential

McDermott's Ability to De-Risk New Projects >$500 Million

Project Name[1]	Project Size[2]	Region	Onshore / Offshore	Bid Under One McDermott Way	Expected to be Profitable	Repeat Customer	FEED Study	Experience / Replicable Design	Fab Yard vs. Stick Built Construction
Cameron LNG Project	Mega	NCSA	Onshore						Stick Built
Freeport LNG Project	Mega	NCSA	Onshore				✓		Stick Built
Saudi Aramco LTA II	Mega	MENA	Offshore	✓	✓	✓		✓	Fab Yard
Entergy Lake Charles	Substantial	NCSA	Onshore		✓	✓		✓	Stick Built
Ethane Cracker	Mega	NCSA	Onshore		✓	✓	✓		Modules built in Quality Intl UAE
Saudi Aramco Safaniya Phase 6	Major	MENA	Offshore	✓	✓	✓		✓	Fab Yard
Entergy Montgomery County	Substantial	NCSA	Onshore	✓	✓	✓		✓	Stick Built
ADNOC Crude Flexibility Project	Substantial	MENA	Onshore		✓	✓			Stick Built
Total Tyra	Substantial	EARC	Offshore	✓	✓	✓	*Legacy CB&I*		Fab Yard
BP Tortue	Substantial	EARC	Offshore	✓	✓	✓	✓		Fab Yard
ONGC KG-D 98/2	Substantial	APAC	Offshore	✓	✓	✓		✓	Fab Yard
Bayport Polymers Borstar Bay3	Mega	NCSA	Onshore	✓	✓				Stick Built; Pipe Racks built in Altamira
NFPS Investment Project 1	Substantial	MENA	Offshore	✓	✓	✓	✓	✓	Fab Yard
Saudi Aramco MRJN TP-10	Substantial	MENA	Offshore	✓	✓	✓		✓	Fab Yard
Golden Pass LNG	Mega	NCSA	Onshore	✓	✓	✓	*CB&I + Chiyoda*	✓	Stick Built
Saudi Aramco Marjan Package 1	Mega	MENA	Offshore	✓	✓	✓		✓	Fab Yard
Anadarko Mozambique	Mega	EARC	Onshore	✓	✓	✓	✓	✓	Stick Built
Saudi Aramco Marjan Package 4	Mega	MENA	Offshore	✓	✓	✓		✓	Fab Yard

- 1H 2019 record levels of order intake booked under McDermott's stringent risk management protocols and a number of additional factors to de-risk projects and generate profit
- Project portfolio transitioning from more mature backlog to early stage projects – where margin-enhancing opportunities are expected to be realized in the future
- New backlog sets the stage for 2020 and beyond with ~$16 billion of current expected backlog roll-off post 2019

1) Projects as of June 30, 2019. The list excludes projects that were substantially complete (>95%) in prior periods.
2) Represents the project size at time of award. Project sizes are as follows: Substantial ($500 million – $750 million), Major ($750 million - $1 billion), and Mega (>$1 billion).

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22
Highly Confidential

III. Deleveraging Opportunities from Technology Business and Other Sales Highly Confidential III. Deleveraging Opportunities from Technology Business and Other Sales Highly Confidential

Status of Previously Announced Business Sales n McDermott continues to pursue the sale of the remaining portion of the pipe fabrication business n McDermott has decided to terminate its previously announced sale process for its industrial storage tank business n Net cash proceeds that could result from the sale processes for the industrial storage tank and pipe fabrication businesses, if completed, would likely be significantly below initial expectations n Combined 2019E EBITDA of ~$100 million 24 Highly Confidential Status of Previously Announced Business Sales n McDermott continues to pursue the sale of the remaining portion of the pipe fabrication business n McDermott has decided to terminate its previously announced sale process for its industrial storage tank business n Net cash proceeds that could result from the sale processes for the industrial storage tank and pipe fabrication businesses, if completed, would likely be significantly below initial expectations n Combined 2019E EBITDA of ~$100 million 24 Highly Confidential

Lummus Technology – Business Overview

$ in millions

Expanded Technology Licensing Offering

- McDermott's Lummus Technology is a leading licensor of proprietary technologies critical to the processing of hydrocarbons
  - A strategic enabler with a focus on petrochemicals
- More than 100 licensed technologies and 3,500 patents/patent applications and trademarks
- Technical support services provided throughout operating phases enhance productivity of customers' existing plants
- Generates attractive returns selling licenses, heat transfer equipment, proprietary equipment and (post-construction of facilities) catalysts on an ongoing basis
- Strong margins (Q2 2019 OI Margin of ~23%[1]), steady cash flow, and significant growth potential over next several years will support strong interest from both financial and strategic buyers

Tier 1 Technology Capabilities

Petrochemicals: Olefins, Aromatics, Polypropylene, Polyethylene
Refining & Gasification: Coal/Petcoke Gasification
Chevron Lummus Global: Hydroprocessing, including Base Oils and Heavy Oil Upgrading, Clean Fuels and Octane Boosting
Catalysts
Ethylene heaters

2019E Summary Financials

- **Revenue**: $650-750 million
- **EBITDA**: $225-250 million
- **EBITDA Margin**: 32-36%
- **FCF**: $225-250 million

Competitive Landscape

Tier 1[2]

- UOP – A Honeywell Company
- MCDERMOTT
- Axens – IFP Group Technologies

Tier 2

- BASF – We create chemistry
- TOTAL / direct énergie
- Shell
- ExxonMobil
- TechnipFMC
- Chevron
- Statoil
- HALDOR TOPSOE
- bp
- KBR
- WorleyParsons

1) Technology segment operating margins as of June 30, 2019
2) Based on volume and number of licenses offered

EVERCORE 25
Highly Confidential

Appendix Highly Confidential Appendix Highly Confidential

Detailed Financing Case Projections

$ in millions

	Quarterly		Semi-annual			Annual			
	Q3'19	Q4'19	H2'19	H1'20	H2'20	TY'19	TY'20	TY'21	TY'22
New Orders	$2,524	$2,123	$4,647	$10,275	$7,240	$18,623	$17,515	$19,012	$19,026
Backlog	$20,778	$20,031	$20,031	$24,381	$25,073	$20,031	$25,073	$29,783	$31,672
Revenue	2,292	2,869	5,161	5,926	6,548	9,509	12,473	14,303	17,137
YoY Growth %	*0.1%*	*38.4%*	*18.3%*	*36.3%*	*26.9%*	*41.8%*	*31.2%*	*14.7%*	*19.8%*
(-) Intangible Amortization	($11)	($11)	($22)	($16)	($16)	($41)	($32)	($5)	($4)
(-) Project Costs	(2,209)	(2,590)	(4,799)	(5,397)	(5,806)	(8,628)	(11,203)	(12,731)	(15,155)
Project Gross Profit	**$72**	**$269**	**$341**	**$513**	**$725**	**$839**	**$1,238**	**$1,567**	**$1,978**
Project Gross Profit %	*3.2%*	*9.4%*	*6.6%*	*8.7%*	*11.1%*	*8.8%*	*9.9%*	*11.0%*	*11.5%*
R&D	$10	$9	$19	$20	$20	$35	$39	$42	$43
Total SG&A	65	66	132	139	147	281	286	287	289
SG&A%	*2.8%*	*2.3%*	*2.6%*	*2.3%*	*2.2%*	*3.0%*	*2.3%*	*2.0%*	*1.7%*
Operating Income / (Loss)	**($152)**	**$169**	**$17**	**$237**	**$502**	**($31)**	**$738**	**$1,049**	**$1,462**
Operating Income / (Loss) %	*(6.6%)*	*5.9%*	*0.3%*	*4.0%*	*7.7%*	*(0.3%)*	*5.9%*	*7.3%*	*8.5%*
Net Income / (Loss)	**($280)**	**($40)**	**($319)**	**($49)**	**$208**	**($507)**	**$160**	**$518**	**$798**
Net Income / (Loss) %	*(12.2%)*	*(1.4%)*	*(6.2%)*	*(0.8%)*	*3.2%*	*(5.3%)*	*1.3%*	*3.6%*	*4.7%*
EBITDA	**($85)**	**$235**	**$149**	**$344**	**$617**	**$220**	**$961**	**$1,297**	**$1,704**
Adjusted EBITDA	**($42)**	**$241**	**$199**	**$351**	**$624**	**$474**	**$975**	**$1,297**	**$1,704**
Adjusted EBITDA %	*(1.8%)*	*8.4%*	*3.9%*	*5.9%*	*9.5%*	*5.0%*	*7.8%*	*9.1%*	*9.9%*
Cash Flow from Operating Activities	($33)	($566)	($599)	($15)	$220	($1,049)	$205	$905	$1,072
Capex	(53)	(59)	(112)	(158)	(99)	(145)	(257)	(219)	(235)
Free Cash Flow	**($86)**	**($626)**	**($711)**	**($172)**	**$121**	**($1,194)**	**($52)**	**$686**	**$837**
Other Cash Flow	(18)	2	(17)	(98)	28	21	(70)	2	(3)
Total Change in Cash Before Revolver	**($104)**	**($624)**	**($728)**	**($270)**	**$148**	**($1,172)**	**($122)**	**$688**	**$834**

	Quarterly								Annual		
	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	TY'19	TY'20	TY'21
Covenant EBITDA (New Definition)	$133	$124	($62)	$261	$196	$207	$322	$344	$456	$1,069	$1,369

Note: Figures shown prior to impact of new superpriority financing

Highly Confidential

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27

Financial Covenant-Related Disclosures

$ in millions

Q3'19E Leverage Ratio Debt

Senior Notes	$1,300
Term Loan	2,226
Revolver Draw[1]	801
NO 105	12
Vendor Equipment Financing	32
Financial LCs	102
Capital Lease Obligations	69
FX Exposure	1
Lesser of Cash Collateral, Term Loan Outstanding, or Specified Term Loan Amount	(310)
Leverage Ratio Debt	**$4,233**
Super-Senior Term Loan (All Tranches)	1,300
Leverage Ratio Debt (PF for Super-Senior Financing)	**$5,533**

Projected Cash Receipts / Disbursements

	4 Weeks Ending		
	11/15/19	12/13/19	1/10/20
Operating Receipts	$463	$748	$654
Covenant Disbursements	(863)	(751)	(809)

1) Excludes $194 million of utilization for letters of credit

Highly Confidential

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28

5 Additional Disclosures – EBITDA & Free Cash Flow Reconciliations $ in millions Reconciliation of Non-GAAP to GAAP financial measures Semi-Annual Annual 1) We define EBITDA as net income plus depreciation and amortization, interest expense, net, accretion of and dividends on $ in millions Q3'19 Q4'19 2H'19 1H'20 2H'20 TY'19 TY'20 TY'21 TY'22 redeemable preferred stock and provision for income taxes. We define adjusted EBITDA as EBITDA adjusted to exclude significant, non-recurring transactions, both gains and charges, to our Net income (loss) attributable to common stockholders $(293) $(53) $(345) $(75) $182 $(561) $107 $465 $743 operating income. We have included EBITDA and adjusted EBITDA Add: disclosures in this presentation because EBITDA is widely used by investors for valuation and comparing our financial performance Depreciation & amortization 65 65 130 108 117 267 224 243 238 with the performance of other companies in our industry and because adjusted EBITDA provides a consistent measure of Interest expense, net 101 102 203 223 243 395 465 450 394 EBITDA relating to our underlying business. Our management also Income tax expense 28 108 136 63 50 66 112 87 274 uses EBITDA and adjusted EBITDA to monitor and compare the financial performance of our operations. Accretion and dividends on redeemable preferred stock 13 13 26 26 26 54 53 54 55 1, 3 EBITDA $(85) $235 $149 $344 $617 $220 $961 $1,297 $1,704 2) We define free cash flow as cash flows from operations less capital expenditures. We believe investors consider free cash flow as an important measure, because it generally represents funds available EBITDA $(85) $235 $149 $344 $617 $220 $961 $1,297 $1,704 to pursue opportunities that may enhance stockholder value, such as making acquisitions or other investments. Our management Adjustments: uses free cash flow for that reason. Transaction costs 20 (5) 15 - - 30 - - - 3) EBITDA and adjusted EBITDA do not give effect to the cash that we Restructuring and integration costs 24 11 35 7 7 123 13 - - must use to service our debt or pay our income taxes, and thus do Loss on sale of APP not reflect the funds actually available for capital expenditures, - - - - - 101 - - - dividends or various other purposes. In addition, our presentation 1, 3 Adjusted EBITDA $(42) $241 $199 $351 $624 $474 $975 $1,297 $1,704 of EBITDA, adjusted EBITDA, and free cash flow may not be comparable to similarly titled measures in other companies’ reports. You should not consider EBITDA, adjusted EBITDA, and 4 Cash flows from operating activities ($33) ($566) $(599) $(15) $220 ($1,049) $205 $905 $1,072 free cash flow in isolation from, or as a substitute for, net income or cash flow measures prepared in accordance with U.S. GAAP. Capital expenditures (53) (59) (112) (158) (99) (145) (257) (219) (235) 2, 3 Free cash flow $(86) $(626) $(711) $(172) $121 $(1,194) $(52) $686 $837 4) Includes the following cash tax figures: $19mm in Q1’19; $45mm in Q2’19; $24mm in Q3’19; $6mm in Q4’19; ($9)mm in Q1’20; $28mm in Q2’20; $18mm in Q3’20; $22mm in Q4’20; $142mm in TY’21 5) All amounts have been rounded to the nearest million. Individual line items may not sum to totals as a result of rounding. Note: Figures shown prior to impact of new superpriority financing 29 Highly Confidential 5 Additional Disclosures – EBITDA & Free Cash Flow Reconciliations $ in millions Reconciliation of Non-GAAP to GAAP financial measures Semi-Annual Annual 1) We define EBITDA as net income plus depreciation and amortization, interest expense, net, accretion of and dividends on $ in millions Q3'19 Q4'19 2H'19 1H'20 2H'20 TY'19 TY'20 TY'21 TY'22 redeemable preferred stock and provision for income taxes. We define adjusted EBITDA as EBITDA adjusted to exclude significant, non-recurring transactions, both gains and charges, to our Net income (loss) attributable to common stockholders $(293) $(53) $(345) $(75) $182 $(561) $107 $465 $743 operating income. We have included EBITDA and adjusted EBITDA Add: disclosures in this presentation because EBITDA is widely used by investors for valuation and comparing our financial performance Depreciation & amortization 65 65 130 108 117 267 224 243 238 with the performance of other companies in our industry and because adjusted EBITDA provides a consistent measure of Interest expense, net 101 102 203 223 243 395 465 450 394 EBITDA relating to our underlying business. Our management also Income tax expense 28 108 136 63 50 66 112 87 274 uses EBITDA and adjusted EBITDA to monitor and compare the financial performance of our operations. Accretion and dividends on redeemable preferred stock 13 13 26 26 26 54 53 54 55 1, 3 EBITDA $(85) $235 $149 $344 $617 $220 $961 $1,297 $1,704 2) We define free cash flow as cash flows from operations less capital expenditures. We believe investors consider free cash flow as an important measure, because it generally represents funds available EBITDA $(85) $235 $149 $344 $617 $220 $961 $1,297 $1,704 to pursue opportunities that may enhance stockholder value, such as making acquisitions or other investments. Our management Adjustments: uses free cash flow for that reason. Transaction costs 20 (5) 15 - - 30 - - - 3) EBITDA and adjusted EBITDA do not give effect to the cash that we Restructuring and integration costs 24 11 35 7 7 123 13 - - must use to service our debt or pay our income taxes, and thus do Loss on sale of APP not reflect the funds actually available for capital expenditures, - - - - - 101 - - - dividends or various other purposes. In addition, our presentation 1, 3 Adjusted EBITDA $(42) $241 $199 $351 $624 $474 $975 $1,297 $1,704 of EBITDA, adjusted EBITDA, and free cash flow may not be comparable to similarly titled measures in other companies’ reports. You should not consider EBITDA, adjusted EBITDA, and 4 Cash flows from operating activities ($33) ($566) $(599) $(15) $220 ($1,049) $205 $905 $1,072 free cash flow in isolation from, or as a substitute for, net income or cash flow measures prepared in accordance with U.S. GAAP. Capital expenditures (53) (59) (112) (158) (99) (145) (257) (219) (235) 2, 3 Free cash flow $(86) $(626) $(711) $(172) $121 $(1,194) $(52) $686 $837 4) Includes the following cash tax figures: $19mm in Q1’19; $45mm in Q2’19; $24mm in Q3’19; $6mm in Q4’19; ($9)mm in Q1’20; $28mm in Q2’20; $18mm in Q3’20; $22mm in Q4’20; $142mm in TY’21 5) All amounts have been rounded to the nearest million. Individual line items may not sum to totals as a result of rounding. Note: Figures shown prior to impact of new superpriority financing 29 Highly Confidential